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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): September 28, 2004

                CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of September 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2004-7).
                                   CWABS, INC.
                ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     333-109272               95-4596514
-------------------------------   ------------------       -------------------
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)

     4500 Park Granada
    Calabasas, California                                        91302
------------------------------                                -------------
   (Address of principal                                        (Zip Code)
    executive offices)
     Registrant's telephone number, including area code (818) 225-3237
                                                        ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b)

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))



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Section 9  -  Financial Statements and Exhibits
---------


         Item 9.01    Financial Statements and Exhibits.
                      ---------------------------------

         (a)   Financial statements of business acquired.
               -----------------------------------------

               Not applicable.

         (b)   Pro forma financial information.
               -------------------------------

               Not applicable.

         (c)   Exhibits.
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         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

         23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1).






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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWABS, INC.



                                   By: /s/ Celia Coulter
                                       -----------------------------
                                   Name:  Celia Coulter
                                   Title:  Vice President



         Dated:  September 28, 2004



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


                                  Exhibit Index


Exhibit                                                                    Page
-------                                                                    ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in         5
         Exhibit 5.1)

23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits    5
         5.1 and 8.1)


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